UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): April 12, 2016
Chemical Financial Corporation
(Exact Name of Registrant as
Specified in its Charter)

Michigan (State or Other Jurisdiction of Incorporation)	000-08185 (Commission File Number)	38-2022454 (IRS Employer Identification No.)

235 E. Main Street Midland, Michigan (Address of Principal Executive Offices)	48640 (Zip Code)
Registrant's telephone number, including area code:  (989) 839-5350

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01	Regulation FD Disclosure

Chemical Financial Corporation ("Chemical") will hold its annual meeting of shareholders on Monday, April 18, 2016, at 2:00 p.m. local time. At the meeting, the shareholders will consider and vote to (1) elect 7 directors; (2) ratify the appointment of KPMG LLP as Chemical's independent registered public accounting firm for the year ending December 31, 2016; (3) cast an advisory approval of Chemical's executive compensation; and (4) conduct any other business that may properly come before the meeting.
Chemical is making this meeting accessible to the public by telephone on a listen-only basis. Anyone interested in the meeting may access the meeting on a live basis by dialing toll-free at 1-888-466-4414 and entering 727102 for the pass code.
This report is furnished to, and not filed with, the Commission.

Forward-Looking Statements
It is anticipated that some of the information presented at the annual meeting will contain forward-looking statements that are based on management's beliefs, assumptions, current expectations, estimates and projections about the financial services industry, the economy and Chemical. Words and phrases such as "anticipates," "believes," "estimates," "expects," "forecasts," "intends," "is likely," "judgment," "opinion," "plans," "predicts," "probable," "projects," "should," "trend," "will," and variations of such words and phrases or similar expressions are intended to identify such forward-looking statements. Such statements are based upon current beliefs and expectations and involve substantial risks and uncertainties which could cause actual results to differ materially from those expressed or implied by such forward-looking statements. All statements referencing future time periods are forward-looking.
Management's determination of the provision and allowance for loan losses; the carrying value of acquired loans, goodwill and mortgage servicing rights; the fair value of investment securities (including whether any impairment on any investment security is temporary or other-than-temporary and the amount of any impairment); and management's assumptions concerning pension and other postretirement benefit plans involve judgments that are inherently forward-looking. There can be no assurance that future loan losses will be limited to the amounts estimated. All of the information concerning interest rate sensitivity is forward-looking. The future effect of changes in the financial and credit markets and the national and regional economies on the banking industry, generally, and on Chemical, specifically, are also inherently uncertain. These statements are not guarantees of future performance and involve certain risks, uncertainties and assumptions ("risk factors") that are difficult to predict with regard to timing, extent, likelihood and degree of occurrence. Therefore, actual results and outcomes may materially differ from what may be expressed or forecasted in such forward-looking statements. Chemical undertakes no obligation to update, amend or clarify forward-looking statements, whether as a result of new information, future events or otherwise.
The annual meeting may also contain forward-looking statements regarding Chemical's outlook or expectations with respect to its planned merger with Talmer Bancorp, Inc. ("Talmer"), the expected costs to be incurred in connection with the transaction, the expected impact of the transaction on Chemical's future financial performance and consequences of the integration of Talmer into Chemical.
Risk factors relating both to the transaction and the integration of Talmer into Chemical after closing include, without limitation:

•
Completion of the transaction is dependent on, among other things, receipt of regulatory approvals and receipt of Chemical's and Talmer's shareholder approvals, the timing of which cannot be predicted with precision at this point and which may not be received at all.

•	The impact of the completion of the transaction on Chemical's financial statements will be affected by the timing of the transaction.

•
The transaction may be more expensive to complete and the anticipated benefits, including anticipated cost savings and strategic gains, may be significantly harder or take longer to achieve than expected or may not be achieved in their entirety as a result of unexpected factors or events.

•
The integration of Talmer’s business and operations into Chemical, which will include conversion of Talmer’s operating systems and procedures, may take longer than anticipated or be more costly than anticipated or have unanticipated adverse results relating to Chemical's or Talmer’s existing businesses.

•
Chemical’s ability to achieve anticipated results from the transaction is dependent on the state of the economic and financial markets going forward. Specifically, Chemical may incur more credit losses than expected and customer attrition may be greater than expected.

In addition, risk factors include, but are not limited to, the risk factors described in Item 1A of Chemical's Annual Report on Form 10-K for the year ended December 31, 2015. These and other factors are representative of the risk factors that may emerge and could cause a difference between an ultimate actual outcome and a preceding forward-looking statement.
No Offer or Solicitation
This communication is not intended to and does not constitute an offer to sell or the solicitation of an offer to subscribe for or buy or an invitation to purchase or subscribe for any securities or the solicitation of any vote or approval in any jurisdiction pursuant to any merger agreement associated with the Talmer transaction or otherwise, nor shall there be any sale, issuance or transfer of securities in any jurisdiction in contravention of applicable law. No offer of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act of 1933, as amended.
Additional Information about the Transaction
Chemical has filed a registration statement on Form S-4 with the Securities and Exchange Commission ("SEC") to register the securities that the Talmer shareholders will receive if the transaction is consummated. The registration statement contains a prospectus for Chemical and a joint proxy statement to be used by Chemical and Talmer to solicit the required approvals of their respective shareholders of the merger and other relevant documents concerning the transaction. Chemical and Talmer may also file other documents with the SEC concerning the proposed merger. Before making an investment or voting decision, investors and shareholders of Chemical and Talmer are urged to read the registration statement, the prospectus and joint proxy statement, and any other relevant documents when they become available because they will contain important information about Chemical, Talmer, and the transaction. Investors will be able to obtain these documents free of charge at the SEC’s website at www.sec.gov. Copies of the documents filed with the SEC in connection with the merger can also be obtained, when available, without charge, from Chemical’s website at www.chemicalbankmi.com, or by contacting Chemical Financial Corporation, 235 East Main Street, P.O. Box 569, Midland, MI 48640-0569, Attention: Ms. Lori A. Gwizdala, Investor Relations, telephone 800-867-9757, or at Talmer’s website at www.talmerbank.com, or by contacting Talmer Bancorp, Inc., 2301 West Big Beaver Road, Suite 525, Troy, Michigan 48084, Attention: Mr. Brad Adams, Investor Relations, telephone 248-498-2862.
Participants in the Merger Solicitation
Chemical and Talmer, and their respective directors, executive officers, and certain other members of management and employees, may be soliciting proxies from Chemical and Talmer shareholders in favor of the transaction. Information regarding the persons who may, under the rules of the SEC, be considered participants in the solicitation of Chemical and Talmer shareholders in connection with the proposed transaction are set forth in the prospectus and joint proxy statement filed with the SEC. Free copies of this document may be obtained as described above. Information about Chemical's directors and executive officers can be found in Chemical's definitive proxy statement in connection with its 2016 annual meeting of shareholders, as filed with the SEC on March 4, 2016, and other documents subsequently filed by Chemical with the SEC. Information about Talmer’s directors and executive officers can be found in Talmer’s Annual Report on Form 10-K, Amendment No. 1, as filed with the SEC on March 30, 2016, and other documents subsequently filed by Talmer with the SEC. Additional information regarding the interests of such participants are included in the prospectus and joint proxy statement and other relevant documents regarding the merger filed with the SEC when they become available.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:	April 12, 2016	CHEMICAL FINANCIAL CORPORATION (Registrant)

/s/ Lori A. Gwizdala
Lori A. Gwizdala Executive Vice President, Chief Financial Officer and Treasurer

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